SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

February 13, 2006
Date of Report (Date of earliest event reported)

SUN COMMUNITIES, INC.
(Exact Name of Registrant as Specified in its Charter)

MARYLAND
(State or Other Jurisdiction of Incorporation)

1-12616	38-2730780
(Commission File Number)	(IRS Employer Identification No.)

27777 FRANKLIN ROAD
SUITE 200
SOUTHFIELD, MI 48034
(Address of Principal Executive Office) (Zip Code)

248-208-2500
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.

On February 13, 2006, Sun Communities, Inc. (the “Company”) issued a press release, filed as Exhibit 99.1.

Item9.01     Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT #	DESCRIPTION

99.1	Press Release issued February 13, 2006

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Sun Communities, Inc.

Date: February 13, 2006	By:	/s/ Jeffrey P. Jorissen

Jeffrey P. Jorissen, Executive Vice President,
Treasurer, Chief Financial Officer, and Secretary

EXHIBIT INDEX

EXHIBIT #	DESCRIPTION

99.1	Press Release issued February 13, 2006